                                                                   Exhibit 23(b)




                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 11, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in Seminis, Inc.'s Annual Report on Form 10-K for the year ended September 30, 2001.




/s/  PricewaterhouseCoopers LLP


August 7, 2002